EXHIBIT 99.2

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR13
Mortgage Loans
Preliminary Collateral Information As of 10/01/05

TOTAL CURRENT BALANCE	$3,001,087,319
TOTAL ORIGINAL BALANCE	$3,023,293,724

NUMBER OF LOANS	5,782

			Minimum		Maximum
AVG CURRENT BALANCE	$519,040		$20,305		$2,500,067
AVG ORIGNAL BALANCE	$522,880		$32,500		$2,500,000

WAVG GROSS COUPON	5.36%		4.27%		6.82%
WAVG GROSS MARGIN	2.34%		1.25%		3.80%
WAVG MAX INT RATE	9.99%		8.70%		11.95%

WAVG CURRENT LTV	71.72%		2.42%		95.00%

WAVG FICO SCORE	717		580		850

WAVG MONTHS TO ROLL	1	months	1	months	1	months

WAVG NEG AM LIMIT	124%		110%		125%
WAVG PAYMENT CAP	7.50%		7.50%		7.50%
WAVG RECAST	60	months	60	months	60	months

WAVG ORIGINAL TERM	371	months	360	months	480	months
WAVG REMAINING TERM	366	months	327	months	479	months
WAVG SEASONING	5	months	1	months	33	months

NZ WAVG PREPAY TERM	17	months	12	months	36	months

TOP STATE CONC	CA(77.20%),FL(5.20%),NY(2.41%)
MAXIMUM CA ZIPCODE	0.66%

FIRST PAY DATE			February 1,2003		October 1,2005

RATE CHANGE DATE			November 1,2005		November 1,2005

MATURE DATE			January 1,2033		September 1,2045

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Monthly MTA	5,782	$3,001,087,319	100.00%
Total	5,782	$3,001,087,319	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—100,000	95	$7,233,335	0.24%
100,001—200,000	490	76,140,912	2.54
200,001—300,000	503	125,420,721	4.18
300,001—400,000	934	344,691,250	11.49
400,001—500,000	1,288	578,560,611	19.28
500,001—600,000	907	496,524,710	16.54
600,001—700,000	562	364,242,013	12.14
700,001—800,000	269	200,787,928	6.69
800,001—900,000	167	142,871,123	4.76
900,001—1,000,000	236	228,352,519	7.61
1,000,001—1,100,000	74	77,322,235	2.58
1,100,001—1,200,000	63	72,538,795	2.42
1,200,001—1,300,000	48	59,872,677	2.00
1,300,001—1,400,000	51	68,373,682	2.28
1,400,001—1,500,000	48	70,508,054	2.35
1,500,001—1,600,000	15	22,945,032	0.76
1,600,001—1,700,000	1	1,683,725	0.06
1,700,001—1,800,000	5	8,729,572	0.29
1,800,001—1,900,000	9	16,704,657	0.56
1,900,001—2,000,000	6	11,721,261	0.39
2,000,001—2,100,000	1	2,025,708	0.07
2,100,001—2,200,000	1	2,165,223	0.07
2,200,001—2,300,000	2	4,485,493	0.15
2,300,001—2,400,000	1	2,336,300	0.08
2,400,001—2,500,000	5	12,349,716	0.41
2,500,001 >=	1	2,500,067	0.08
Total	5,782	$3,001,087,319	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.251—4.500	1	$104,294	0.00%
4.501—4.750	17	5,791,332	0.19
4.751—5.000	242	146,330,579	4.88
5.001—5.250	1,576	904,198,826	30.13
5.251—5.500	2,288	1,175,579,095	39.17
5.501—5.750	1,113	541,774,844	18.05
5.751—6.000	467	212,592,291	7.08
6.001 >=	78	14,716,059	0.49
Total	5,782	$3,001,087,319	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1.001—1.250	1	$104,294	0.00%
1.251—1.500	2	592,161	0.02
1.501—1.750	34	17,100,216	0.57
1.751—2.000	363	216,508,044	7.21
2.001—2.250	1,645	907,313,255	30.23
2.251—2.500	2,306	1,192,731,857	39.74
2.501—2.750	1,003	488,402,859	16.27
2.751—3.000	362	166,942,019	5.56
3.001—3.250	50	8,778,703	0.29
3.251—3.500	9	1,801,052	0.06
3.501—3.750	6	622,959	0.02
3.751—4.000	1	189,900	0.01
Total	5,782	$3,001,087,319	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	1	$581,305	0.02%
9.251—9.500	3	1,202,630	0.04
9.501—9.750	4	1,470,162	0.05
9.751—10.000	4,498	2,367,271,469	78.88
10.001—10.250	994	525,404,004	17.51
10.251—10.500	213	84,159,164	2.80
10.501—10.750	44	13,275,505	0.44
10.751—11.000	22	6,249,654	0.21
11.001 >=	3	1,473,426	0.05
Total	5,782	$3,001,087,319	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	5,309	$2,727,204,120	90.87%
480	473	273,883,199	9.13
Total	5,782	$3,001,087,319	100.00%

NEG AM LIMIT (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
110	439	$228,869,905	7.63%
125	5,343	2,772,217,415	92.37
Total	5,782	$3,001,087,319	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
321—330	1	$418,648	0.01%
331—340	5	3,200,792	0.11
341—350	341	102,082,372	3.40
351—360	4,962	2,621,502,308	87.35
461—470	11	4,106,563	0.14
471—480	462	269,776,636	8.99
Total	5,782	$3,001,087,319	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—6	4,427	$2,464,016,318	82.10%
7—12	1,220	498,580,520	16.61
13 >=	135	38,490,481	1.28
Total	5,782	$3,001,087,319	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	18	$4,604,633	0.15%
21—25	20	11,375,824	0.38
26—30	24	13,385,902	0.45
31—35	40	27,251,010	0.91
36—40	49	28,380,642	0.95
41—45	83	45,336,638	1.51
46—50	137	74,757,512	2.49
51—55	194	114,211,198	3.81
56—60	310	181,927,351	6.06
61—65	309	162,736,374	5.42
66—70	520	281,307,941	9.37
71—75	917	507,270,041	16.90
76—80	2,305	1,175,151,101	39.16
81—85	690	318,970,900	10.63
86—90	59	18,687,099	0.62
91—95	107	35,733,153	1.19
Total	5,782	$3,001,087,319	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
580—599	227	$69,144,274	2.30%
600—619	590	147,752,301	4.92
620—639	175	86,299,321	2.88
640—659	268	103,033,645	3.43
660—679	430	194,072,367	6.47
680—699	608	328,663,956	10.95
700—719	998	616,068,856	20.53
720—739	628	363,582,390	12.12
740—759	617	371,891,750	12.39
760—779	649	386,104,636	12.87
780—799	435	245,272,222	8.17
800 >=	157	89,201,601	2.97
Total	5,782	$3,001,087,319	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full	1,342	$556,790,338	18.55%
Reduced	4,440	2,444,296,981	81.45
Total	5,782	$3,001,087,319	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	98	$17,391,815	0.58%
Owner Occupied	5,429	2,854,470,462	95.11
Second Home	255	129,225,043	4.31
Total	5,782	$3,001,087,319	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	122	$48,179,995	1.61%
Condo	662	282,874,411	9.43
Co-op	18	7,793,426	0.26
Single Family	4,945	2,650,034,728	88.30
Townhouse	35	12,204,760	0.41
Total	5,782	$3,001,087,319	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	2,394	$1,388,297,944	46.26%
Refi—Cash Out	2,726	1,282,788,644	42.74
Refi—No Cash Out	662	330,000,732	11.00
Total	5,782	$3,001,087,319	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	926	$513,032,463	17.09%
12	3,829	1,972,039,675	65.71
30	59	15,428,650	0.51
36	968	500,586,532	16.68
Total	5,782	$3,001,087,319	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	86	$30,339,076	1.01%
CA	3,912	2,316,911,033	77.20
CO	55	21,235,905	0.71
CT	41	17,777,874	0.59
DC	12	6,415,340	0.21
DE	2	276,548	0.01
FL	423	156,122,779	5.20
GA	45	10,828,968	0.36
ID	5	1,466,555	0.05
IL	138	44,894,305	1.50
IN	2	824,528	0.03
KS	1	66,567	0.00
KY	2	1,312,967	0.04
MA	87	32,988,166	1.10
MD	91	37,709,866	1.26
MI	34	10,463,553	0.35
MN	18	5,609,421	0.19
MO	10	1,681,538	0.06
MT	4	1,909,404	0.06
NC	11	3,913,486	0.13
NH	7	1,926,260	0.06
NJ	178	61,932,373	2.06
NM	1	289,336	0.01
NV	88	28,246,023	0.94
NY	148	72,181,970	2.41
OH	28	6,606,333	0.22
OR	21	7,413,327	0.25
PA	28	9,639,641	0.32
RI	8	3,379,237	0.11
SC	7	3,146,442	0.10
SD	1	252,861	0.01
TN	1	414,400	0.01
TX	15	4,841,079	0.16
UT	20	7,029,751	0.23
VA	101	41,936,947	1.40
WA	136	45,932,253	1.53
WI	15	3,171,210	0.11
Total	5,782	$3,001,087,319	100.00%